SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                         Date of Report : April 26, 2002

                                 COMDISCO, INC.
                             (Debtor-In-Possession)
         DELAWARE                   1-7725                     36-2687938
                 6111 NORTH RIVER ROAD, ROSEMONT, ILLINOIS 60018
                                 (847) 698-3000





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Item 5.           Other Events.

On April 26, 2002, Comdisco, Inc. announced that it and fifty of its domestic subsidiaries and affiliates, debtors and debtors-in-possession, had filed a proposed Joint Plan of Reorganization (the "Plan") and Disclosure Statement with the United States Bankruptcy Court for the Northern District of Illinois, Eastern Division. Certain provisions of the Plan, and thus the descriptions and summaries contained therein, are the subject of continuing negotiations among the Debtors and various parties, have not been finally agreed upon, and may be modified. Such modifications, however, will not have a material effect on the distributions contemplated by the Plan. A true and correct copy of the Plan, is attached hereto as Exhibit 99.3, and is incorporated herein by reference.

On April 26, 2002, Comdisco, Inc. announced that Ronald C. Mishler, who had been serving as Chief Financial Officer, had been appointed President and Chief Operating Officer.


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Item 7.  Financial Statements and Exhibits.

     (c) Exhibits

         Exhibit No.      Description

         99.1             Press Release of Comdisco, Inc., dated April 26, 2002
         99.2             Disclosure Statement of Comdisco, Inc.
         99.3             Joint Plan of Reorganization of Comdisco, Inc.



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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                               COMDISCO, INC.

                                    By:     /s/ Ronald C. Mishler
                                            ---------------------------
                                            Name:    Ronald C. Mishler
                                            Title:   President and Chief
                                                     Operating Officer

Dated:   May 1, 2002


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                                  EXHIBIT INDEX


         Exhibit No.       Description

         99.1              Press Release of Comdisco, Inc., dated April 26, 2002
         99.2              Disclosure Statment of Comdisco, Inc.
         99.3              Plan of Reorganziation of Comdisco, Inc.